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                                EXHIBIT 23a


                    CONSENT OF CROWE, CHIZEK & COMPANY,
                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    FOR PIKEVILLE NATIONAL CORPORATION

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                      CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in this Registration Statement on Form S-4 for Pikeville National Corporation of our report, dated February 17, 1995, except for Note 2 or to which the date is May 31, 1995, on the consolidated financial statements of Pikeville National Corporation for the year ended December 31, 1994.

                                    /s/ Crowe, Chizek and Company
                                   -------------------------------
                                   Crowe, Chizek and Company

South Bend, Indiana
August 17, 1995